UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

OLD DOMINION FREIGHT LINE, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	0-19582	56-0751714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Old Dominion Way Thomasville, NC 27360
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (336) 889-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.10 par value)	ODFL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Old Dominion Freight Line, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 20, 2020. The following matters, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2020, were voted upon by the Company’s shareholders at the Annual Meeting. The final voting results are reported below.

Proposal 1 – Election of Eleven Directors

Each of the following individuals were elected by the shareholders to serve as directors for one-year terms and until their respective successors have been elected and qualified or until their death, resignation, removal or disqualification or until there is a decrease in the number of directors, and received the number of votes set opposite their respective names:

Nominee	For	Withheld	Broker Non-Votes
Sherry A. Aaholm	73,629,710	784,570	1,644,924
Earl E. Congdon	70,599,661	3,814,619	1,644,924
David S. Congdon	70,667,307	3,746,973	1,644,924
John R. Congdon, Jr.	70,016,563	4,397,717	1,644,924
Bradley R. Gabosch	73,462,976	951,304	1,644,924
Greg C. Gantt	73,410,249	1,004,031	1,644,924
Patrick D. Hanley	74,078,629	335,651	1,644,924
John D. Kasarda	71,965,456	2,448,824	1,644,924
Wendy T. Stallings	74,265,970	148,310	1,644,924
Leo H. Suggs	70,936,039	3,478,241	1,644,924
D. Michael Wray	73,490,070	924,210	1,644,924

Proposal 2 – Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers

The compensation of the Company’s named executive officers was approved, on an advisory basis, by the shareholders based on the following vote:

For	Against	Abstain	Broker Non-Votes
70,747,713	2,926,482	740,085	1,644,924

Proposal 3 – Approval of an amendment to the Company's Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company's common stock

The amendment to the Company’s Amended and Restated Articles of Incorporation to increase the number of authorized shares of the Company’s common stock was approved by the shareholders based on the following vote:

For	Against	Abstain
74,305,172	1,733,704	20,328

Proposal 4 – Ratification of the Appointment of our Independent Registered Public Accounting Firm

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 was approved by the shareholders based on the following vote:

For	Against	Abstain
74,333,248	1,707,677	18,279

Item 8.01. Other Events.

On May 21, 2020, the Company issued a press release announcing that its Board of Directors (the “Board”) had declared a quarterly cash dividend of $0.15 per share of common stock, payable on June 17, 2020, to shareholders of record at the close of business on June 3, 2020. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 21, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD DOMINION FREIGHT LINE, INC.

By:	/s/ Kimberly S. Maready
Kimberly S. Maready
Vice President – Accounting & Finance
(Principal Accounting Officer)

Date: May 21, 2020